SECURITIES AND EXCHANGE COMMISSION

			    WASHINGTON, D.C. 20549


				   FORM 8-K

				CURRENT REPORT
	     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
			     EXCHANGE ACT OF 1934


				March 17, 1997
		       (Date of Earliest Event Reported)


      AIRPLANES LIMITED                          AIRPLANES U.S. TRUST

	   (Exact Name of Registrants as Specified in Memorandum of Association or Trust Agreement)


      Jersey, Channel Islands                           Delaware
		       (State or Other Jurisdiction
		     of Incorporation or Organization)

      33-99970-01                                      13-3521640
      (Commission File                               (IRS Employer
      Number)                                     Identification No.)


      Aiplanes Limited                            Airplanes U.S. Trust
      22 Grenville Street                         1100 North Market Street
      St. Helier                                  Rodney Square North
      Jersey, JE4 8PX                             Wilmington, Delaware
      Channel Islands                             19890-0001
      (011 44 1534 609 000)                       (1-302-651-1000)

	(Addresses and Telephone Numbers, Including Area Codes, of
		 Registrants' Principal Executive Offices)





Item 5.  Other Events


      Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated March 17, 1997, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.




				  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


					      AIRPLANES LIMITED


Date: March 17, 1997                          /s/ Roy M. Dantzic*
					      ----------------------------
					      Director and Officer


Date: March 17, 1997                          AIRPLANES U.S. TRUST


					      /s/ Roy M . Dantzic*
					      ----------------------------
					      Controlling Trustee
					      and Officer


					       *By: /s/ Michael Walsh
					      ----------------------------
						   Attorney-in-Fact




				 EXHIBIT INDEX


Exhibit A-Report to Certificateholders
Exhibit B-Power of Attorney for Airplanes Limited
Exhibit C-Power of Attorney for Airplanes U.S. Trust





				   AIRPLANES GROUP
			     Report to Certificateholders
		     All  numbers in US$ unless otherwise stated

		Payment Date: 17 March, 1997.
		Calculation Date: 11 March , 1997.
(i)     ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
	-------------------------------------------------------------------------------------------------------------------



						       Prior Balance         Deposits         Withdrawals       Balance on
													       Calculation
														  Date
						       --------------------------------------------------------------------
							 11-Feb-97                                              11-Mar-97





	       Lessee Funded
		Account                                           0.00               0.00            (0.00)             0.00
	       Expense Account
		(note ii)                                22,935,905.90       9,351,604.33   (21,968,047.94)    10,319,462.29
	       Collection
		Account (note iii)                      232,595,702.04      58,832,399.29   (52,023,952.04)   239,404,149.29
		-  Miscellaneous
		    Reserve                              40,000,000.00                                         40,000,000.00
		-  Maintenance
		    Reserve                              80,000,000.00                                         80,000,000.00
		-  Security Deposit                      60,571,750.00                                         60,571,750.00
		-  Other Collections                     52,023,952.04                                         58,832,399.29
							--------------     ---------------  ---------------   ---------------
	       Total                                    255,531,607.94      68,184,003.62   (73,991,999.98)   249,723,611.58
							==============     ===============  ===============   ===============
(ii)    ANALYSIS OF EXPENSE
	 ACCOUNT ACTIVITY
	-------------------------------------
	       Balance on preceding
		Calculation Date
		(February 11,1997)                       22,935,905.90

	       Transfer from
		Collection Account
		(previous Payment Date)                   9,259,318.28

	       Interest Earned
		during period                                92,286.05

	       Payments during period
		between prior
		 Calculation Date
		 and the relevant
		 Calculation Date:

		- Payments on previous
		   Payment Date                         (2,838,453.75)

		- Other payments                       (19,129,594.19)
						       --------------
	       Balance on relevant
		Calculation Date
		(March 11, 1997)                        10,319,462.29
						       --------------

(iii)   ANALYSIS OF COLLECTION
	 ACCOUNT ACTIVITY
	-------------------------------------
	       Balance on preceding
		Calculation Date
		(February 11, 1997)                    232,595,702.04
	       Collections during period                58,832,399.29
	       Transfer to Expense Account
		(previous Payment Date)                (9,259,318.28)
	       Net transfer to Lessee
		Funded Accounts
	       Aggregate Certificate Payments
		(previous Payment Date)               (42,522,751.94)
	       Swap payments
		(previous Payment Date)                   (241,881.82)
	       Balance on relevant
		Calculation Date (March 11, 1997)      239,404,149.29
						       --------------




				   AIRPLANES GROUP
			     Report to Certificateholders
		      All numbers in US$ unless otherwise stated

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)
	---------------------------------------------------------------------------------------------------
			      ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
			      -----------------------------------------------------------------------------
			      Priority of Payments
			(i)   Required Expense Amount                                         16,819,462.29
		       (ii)   a) Class A Interest                                             11,712,148.36
			      b) Swap Payments                                                 1,146,939.81
		      (iii)   First Collection Account Top-up                                120,000,000.00
		       (iv)   Minimum Hedge Payment                                                    0.00
			(v)   Class A Minimum Principal                                                0.00
		       (vi)   Class B Interest                                                 1,769,417.35
		      (vii)   Class B Minimum Principal                                        1,146,647.00
		     (viii)   Class C Interest                                                 2,546,875.00
		       (ix)   Class D Interest                                                 3,625,000.00
			(x)   Second Collection Account Top-up                                60,571,750.00
		       (xi)   Class A Principal Adjustment Amount                             30,385,371.77
		      (xii)   Class C Scheduled Principal                                              0.00
		     (xiii)   Class D Scheduled Principal                                              0.00
		      (xiv)   Modification Payments                                                    0.00
		       (xv)   Soft Bullet Note Step-up Interest                                        0.00
		      (xvi)   Class E Minimum Interest                                                 0.00
		     (xvii)   Supplemental Hedge Payment                                               0.00
		    (xviii)   Class B Supplemental Principal                                           0.00
		      (xix)   Class A Supplemental Principal                                           0.00
		       (xx)   Class D Outstanding Principal                                            0.00
		      (xxi)   Class C Outstanding Principal                                            0.00
		     (xxii)   Class E Supplemental Interest                                            0.00
		    (xxiii)   Class B Outstanding Principal                                            0.00
		     (xxiv)   Class A Outstanding Principal                                            0.00
		      (xxv)   Class E Accrued Unpaid Interest                                          0.00
		     (xxvi)   Class E Outstanding Principal                                            0.00
		    (xxvii)   Charitable Trust                                                         0.00
											   ----------------
	       Total Payments with respect to Payment Date                                   249,723,611.58
			      Less Collection Account Top-Ups ((iii) and (x)above)         (180,571,750.00)
											   ----------------
											      69,151,861.58
											   ================

				   AIRPLANES GROUP
			     Report to Certificateholders
		      All numbers in US$ unless otherwise stated

(iv)    PAYMENT ON THE CERTIFICATES
	----------------------------------------------------------------------------------------------------------------------
	(a)  FLOATING RATE CERTIFICATES                      A-1                 A-2                A-3              A-4
	     -------------------------------------     --------------      --------------     --------------    --------------
	     Applicable LIBOR                                 5.42188%          5.42188%           5.42188%           5.42188%
	     Applicable Margin                                0.25000%          0.32000%           0.47000%           0.62000%
	     Applicable Interest Rate                         5.67188%          5.74188%           5.89188%           6.04188%
	     Interest Amount Payable                     3,615,823.50      3,229,807.50       2,209,455.00         906,282.00
	     Step Up Interest Amount                             0.00              0.00               0.00               0.00

	     Opening Principal Balance                 850,000,000.00    750,000,000.00     500,000,000.00     200,000,000.00
	     Minimum Principal Payment Amount                    0.00              0.00               0.00               0.00
	     Adjusted Principal Payment Amount                   0.00              0.00               0.00               0.00
	     Supplemental Principal Payment Amount               0.00              0.00               0.00               0.00
	     Total Principal Distribution Amount                 0.00              0.00               0.00               0.00
	     Redemption Amount
	      - amount allocable to principal                    0.00              0.00               0.00               0.00
	      - premium allocable to premium                     0.00              0.00               0.00               0.00
	     Outstanding Principal Balance
		(Mar 17, 1997)                         --------------    --------------     --------------     --------------
						       850,000,000.00    750,000,000.00     500,000,000.00     200,000,000.00
						       --------------    --------------     --------------     --------------


							    A-5             Class B
						       --------------    --------------
	     Applicable LIBOR                                 5.42188%         5.42188%
	     Applicable Margin                                0.35000%         1.10000%
	     Applicable Interest Rate                         5.77188%         6.52188%
	     Interest Amount Payable                     1,750,780.36     1,769,417.35
	     Step Up Interest Amount                             0.00             0.00

	     Opening Principal Balance                 404,439,075.86   361,739,734.00
	     Minimum Principal Payment Amount                    0.00     1,146,647.00
	     Adjusted Principal Payment Amount          30,385,371.77             0.00
	     Supplemental Principal Payment Amount                                0.00
	     Total Principal Distribution Amount        30,385,371.77     1,146,647.00
	     Redemption Amount
	      - amount allocable to principal                    0.00             0.00
	      - premium allocable to premium                     0.00             0.00
	     Outstanding Principal Balance             --------------   --------------
		(Mar 17, 1997)                         374,053,704.09   360,593,087.00
						       --------------   --------------


	(b)  FIXED RATE CERTIFICATES                          Class C           Class D
	     -------------------------------------
	     Applicable Interest Rate                         8.1500%          10.8750%
	     Interest Amount Payable                     2,546,875.00      3,625,000.00

	     Opening Principal Balance                 375,000,000.00    400,000,000.00
	     Scheduled Principal Payment Amount                  0.00              0.00
	     Redemption Amount
	      - amount allocable to principal                    0.00              0.00
	      - amount allocable to premium                      0.00              0.00
	     Pool Factors and scheduled dollar                   0.00              0.00
		amount for each class
						       --------------    --------------
	     Outstanding Principal Balance             375,000,000.00    400,000,000.00
		(Mar 17, 1997)                         --------------    --------------

	Table of rescheduled Pool Factors                    n/a              n/a
	  in the event of a partial redemption


				   AIRPLANES GROUP
			     Report to Certificateholders
		      All numbers in US$ unless otherwise stated



(v)     FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
	----------------------------------------------------------------------------------------------------------------------
						 A-1           A-2             A-3           A-4           A-5         Class B
					      ---------     ---------       ---------     ---------     ---------     --------

	       Applicable LIBOR                5.43750%      5.43750%       5.43750%       5.43750%      5.43750%     5.43750%
	       Applicable Margin               0.25000%      0.32000%       0.47000%       0.62000%      0.35000%     1.10000%
	       Applicable Interest Rate        5.68750%      5.75750%       5.90750%       6.05750%      5.78750%     6.53750%
					      ---------     ---------       ---------     ---------     ---------     ---------

	(vi)   CURRENT PERIOD PAYMENTS Per
		$100,000 Initial
		 Outstanding
		Principal Balance
		  of Certificates)


	(a)    FLOATING RATE CERTIFICATES
	       -----------------------------

						 A-1           A-2             A-3           A-4           A-5         Class B
					      ---------     ---------       ---------     ---------     ---------     ---------
	       Opening Principal
		Amount                         8,500.00      7,500.00       5,000.00       2,000.00      4,044.39     3,617.40
	       Total Principal
		Payments                           0.00          0.00           0.00           0.00        303.85        11.47
					      ---------     ---------       ---------     ---------     ---------     ---------
	       Closing Outstanding
		Principal Balance              8,500.00      7,500.00       5,000.00       2,000.00      3,740.54     3,605.93

	       Total Interest                     36.16         32.30          22.09           9.06         17.51        17.69
	       Total Premium                       0.00          0.00           0.00           0.00          0.00         0.00
					      ---------     ---------       ---------     ---------     ---------     ---------


	(b)    FIXED RATE CERTIFICATES
	       -----------------------------
						Class C       Class D

	       Opening Principal Amount        3,750.00      4,000.00
	       Total Principal Payments            0.00          0.00
					      ---------     ---------
	       Outstanding
		Principal Balance              3,750.00      4,000.00

	       Total Interest                     25.47         36.25
	       Total Premium                       0.00          0.00
					      ---------     ---------





								      Exhibit B



      Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.



					       /s/ Vivian Fu
					       --------------------------
						   Vivian Fu









			       POWER OF ATTORNEY


      Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Patrick Blaney, John Tierney, Brian McLoghlin, Declan Treacy, Richard Pierce, John Redmond, Michael Walsh and Rose Hynes and each of them, acting as an officer of GPA Financial Services (Ireland) Limited, as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to a certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the SEC upon the occurrance of certain events listed in the SEC rules and regulations with the Securities and Exchange Commission (the "SEC") and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered on the date indicated below.



Dated: 24 June 1996                            /s/ Roy M. Dantzic
					       --------------------------
					       Roy M. Dantzic


				     Witness:  /s/ A.Syvret
					       --------------------------


Dated: 24 June 1996                            /s/ William A. Franke
					       --------------------------
					       William A. Franke


				     Witness:  /s/ A.Syvret
					       --------------------------


Dated: 24 June 1996                            /s/ Hugh R. Jenkins
					       --------------------------
					       Hugh R. Jenkins


				     Witness:  /s/ A.Syvret
					       --------------------------


Dated: 24 June 1996                            /s/ William M. McCann
					       --------------------------
					       William M. McCann


				     Witness:  /s/ A.Syvret
					       --------------------------


Dated: 24 June 1996                            /s/ Edward J. Hansom
					       --------------------------
					       Edward J. Hansom

				     Witness:  /s/ A.Syvret
					       --------------------------







							 Exhibit C


      Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.




					       /s/ Vivian Fu
					       --------------------------
					       Vivian Fu








			       POWER OF ATTORNEY

      Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Patrick Blaney, John Tierney, Brian McLoghlin, Declan Treacy, Richard Pierce, John Redmond, Michael Walsh and Rose Hynes and each of them, acting as an officer of GPA Financial Services (Ireland) Limited, as Administrative Agent of Airplanes U.S, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the SEC upon the occurrance of certain events listed in the SEC rules and regulations with the Securities and Exchange Commission (the "SEC") and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.





Dated: 24 June 1996                            /s/ Roy M. Dantzic
					       --------------------------
					       Roy M. Dantzic
					       Controlling Trustee




					       /s/ William A. Franke
					       --------------------------
					       William A. Franke
					       Controlling Trustee



					       /s/ Hugh R. Jenkins
					       --------------------------
					       Hugh R. Jenkins
					       Controlling Trustee



					       /s/ William M. McCann
					       --------------------------
					       William M. McCann
					       Controlling Trustee



					       /s/ Edward J. Hansom
					       --------------------------
					       Edward J. Hansom
					       Controlling Trustee